Exhibit 10.1

November 14, 2013

Mr. Dan Ferris

Virtus Oil & Gas

The Gas Tower

555 W. 5th St. 31st Floor

Los Angeles, CA 90013

Re:	Letter Agreement Tidewater’s Iron County, Utah acreage

Mr. Ferris,

This Letter Agreement (the “Agreement”) sets forth our mutual agreement regarding the sale to Virtus Oil & Gas (“VOG”) of Tidewater Oil & Gas Company, LLC’s (“Tidewater”) working interest in Iron County, Utah, which has approximately 36,787 net acres (see Landmap “Exhibit A – Iron County Leases, Iron County, Utah,” for specific leasehold descriptions of Tidewater’s interest in Iron County, Utah), and “VOG’s” purchase 87.5% of Tidewater’s Working Interest with Tidewater retaining a 12.5% Working Interest and a 12.5% carried interest in the initial well in its Iron County, Utah acreage position, which is subject to Bankruptcy Court approval. This Agreement shall not be effective and shall be null and void unless it is approved by the Bankruptcy Court in the Tidewater Chapter 11 bankruptcy case.  While Tidewater will proceed to gain approval of the Agreement, it will retain the right to withdraw its Motion for approval as it deems appropriate in the exercise of its duties in the Chapter 11 case. Once this Letter Agreement is approved by the Bankruptcy court, the $290,000 non-refundable acquisition cost will be paid as described in i-iv below.

WHEREAS,VOG is agreeing to provide $290,000 as non-refundable acquisition cost payable in the following manner:

i.	The first payment of $45,000 is due within 10 days of the approval, by the Bankruptcy Court, of this Letter Agreement.
ii.	The Second payment of $45,000 payable 55 days after the Bankruptcy Court Approval of this Letter Agreement.
iii.	An additional payment, the Third payment of $100,000 payable within 145 days after the Bankruptcy Court approval of this Letter Agreement.
iv.	Then the last payment, the Forth payment, an amount of $100,000 payable within 235 days after the Bankruptcy Court approval of this Letter Agreement.
v.	Commit to drill a 12,000 test of the Jurassic-Navajo, Permian – Kaibab formation, 1 vertical well; approximate drilling and completion cost of $2.5 million.
vi.	An AAPL FORM 610-1989 Model Operating Agreement will be signed. This agreement will have a 100 and 300 percent non-consent penalty for tangibles and intangibles.

1.0	The terms of our agreement with respect to the Iron County Prospect interest are as follows:
1.1	VOG agrees to pay $290,000 to Tidewater for 87.5% of it’s working interest in approximately 36,787 net acres in the area as set forth in “Exhibit A – Iron County Leases, Iron County, Utah,” attached hereto and hereinafter referred to as Exhibit A and such non-refundable payment of $290,000 to Tidewater shall be made as described above and upon final payment, Tidewater shall immediately assign the working interest in the subject leases in Exhibit A to VOG. The leases in Exhibit A are delivered with an 80% NRI (Net Revenue Interest).

Tidewater Oil & Gas Company, LLC – Virtus Oil & Gas	Page 2 of 4

1.2	Failure of VOG to pre-pay Tidewater for the estimated drilling cost of the Initial Test Well on or before February 3, 2015 shall result in VOG forfeiting all rights to any interest contained in Exhibits A, and Tidewater shall retain the $290,000.

1.3	Tidewater shall continue to administer and maintain the lease rental payments as shown in Exhibit B and shall invoice VOG for Tidewater’s proportionate share of lease rental payments.

1.4	Tidewater shall notify VOG ninety (45) days prior to the lease rental due date of the leases subject to this Letter Agreement in Exhibit A, and VOG shall have thirty (30) days to respond to Tidewater as to whether VOG agrees to pay such lease rentals, see Exhibit B. Failure to pay said lease rentals will result in loss of VOG’s right, title and interest to all such lease(s), where lease rentals were not paid.

1.5	Tidewater shall be the operator of the Initial Test Well. The Initial Test Well, to drill a 12,000 foot test of the Jurassic-Navajo, Permian-Kaibab, carries an estimated cost of $2,500,000 to drill and complete the well. VOG agrees to pre-pay Tidewater for the Initial Test Well Drilling Cost 30 days prior to spud date which is anticipated to be no later than February 3, 2015. Tidewater shall not be responsible for any cost associated with the first well, and will be carried on the initial well drilled in this prospect area for 12.5% through the cost of drilling and completion.

2.0	Time is of the essence for this Agreement. All of the terms, covenants, conditions and provisions hereof shall inure to, be available to and binding upon the parties hereto, their respective heirs, executors, administrators, assigns and successors. It is not the purpose or intention of this agreement to create, nor shall the same be considered as creating any partnership, commercial venture, or other usual partnership relation, including joint and collective liability.

3.0	All notices or communications required or permitted under this Agreement shall be in writing and any notices, communications or delivery hereunder shall be deemed to have been fully made if hand delivered, or if mailed by registered or certified mail, postage prepaid, to the address as set forth below:

To: Virtus Oil & Gas

The Gas Tower

555 W. 5th Street 31st floor

Los Angeles, CA 90013

Attn: Mr. Dan Ferris

To: Tidewater

Tidewater Oil & Gas Company LLC

110 16th Street Suite #405

Denver, Colorado 80202

Attn: Mr. James Jones

Tidewater Oil & Gas Company, LLC – Virtus Oil & Gas	Page 3 of 4

4.0	This Agreement shall be governed by the laws of the State of Colorado without regard to rules regarding conflicts of laws; and the parties agree that proper venue for any disputes rising hereunder shall be in Federal or State courts located in the State of Colorado.

5.0	The waiver or failure of either party to enforce any provision of this Agreement shall not be construed or considered to be a waiver of any further breach of such provision or of any other provisions of this Agreement.

Please acknowledge your acceptance of this Agreement by signing this Agreement in the place provided below and returning one fully executed original to Tidewater Oil & Gas Company LLC, 110 16th Street, Suite 405, Denver, CO 80202.

IN WITNESS WHEREOF, the undersigned parties as of this 14th day of November, 2013.

Tidewater Oil & Gas Company LLC

By: ___/s/ James S. Jones________________

Name: ___James S. Jones___________________

Title: ___Manager________________________

Virtus Oil & Gas

By: ___/s/ Daniel M Ferris________________

Name: ___Daniel M Ferris__________________

Title: ___CEO___________________________

Tidewater Wire Transfer instructions are as follows:

Routing Number: 102000021

Account Number: 103681814192

SWIFT Number: USBKUS44IMT

ATTN: James S. Jones on the “Tidewater Operating” account

USBank Denver Downtown Office

1625 Broadway

Denver, CO 80202

303-629-3285

Tidewater Oil & Gas Company, LLC – Virtus Oil & Gas	Page 4 of 4

Attachments are as follows:

Exhibit “A”: Landmap

Exhibit “B” : Monthly Rental Detail

Exhibit "B" to the Letter Agreement

Monthly Rental

PROSPECT		LEASE	COUNTY	Fee Lease Name	DUE DATE	GROSS ACRES	NET ACRES	Rental $ Per Acre	TOTAL Rental Amount	JAN RENTAL	FEB RENTAL	MAR RENTAL	APR RENTAL	MAY RENTAL	JUN RENTAL	JUL RENTAL	AUG RENTAL	SEP RENTAL	OCT RENTAL	NOV RENTAL	DEC RENTAL	TOTAL RENTALS
						50,683.33	36,786.54			$0.00	$0.00	$7,734.00	$4,524.50	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$17,274.00	$29,532.50
Iron County	ML	50126	Iron, UT		12/01/05	746.64	746.64	$2.00	$1,494.00												$1,494.00	$1,494.00
Iron County	ML	50127	Iron, UT		12/01/05	720.00	720.00	$2.00	$1,440.00												$1,440.00	$1,440.00
Iron County	ML	50133	Iron, UT		12/01/05	640.00	640.00	$2.00	$1,280.00												$1,280.00	$1,280.00
Iron County	ML	50135	Iron, UT		12/01/05	640.00	640.00	$2.00	$1,280.00												$1,280.00	$1,280.00
Iron County	ML	50137	Iron, UT		12/01/05	640.00	640.00	$2.00	$1,280.00												$1,280.00	$1,280.00
Iron County	ML	50138	Iron, UT		12/01/05	650.09	650.09	$2.00	$1,302.00												$1,302.00	$1,302.00
Iron County	ML	50269	Iron, UT		03/01/05	439.64	439.64	$2.00	$880.00			$880.00										$880.00
Iron County	ML	50273	Iron, UT		03/01/05	205.76	205.76	$2.00	$412.00			$412.00										$412.00
Iron County	ML	50275	Iron, UT		03/01/05	560.03	560.03	$2.00	$1,122.00			$1,122.00										$1,122.00
Iron County	ML	50277	Iron, UT		03/01/05	203.44	203.44	$2.00	$408.00			$408.00										$408.00
Iron County	ML	50542	Iron, UT		12/01/05	640.00	640.00	$2.00	$1,280.00												$1,280.00	$1,280.00
Iron County	ML	50543	Iron, UT		12/01/05	1,680.00	1,680.00	$2.00	$3,360.00												$3,360.00	$3,360.00
Iron County	ML	50544	Iron, UT		12/01/05	398.55	398.55	$2.00	$798.00												$798.00	$798.00
Iron County	ML	50545	Iron, UT		12/01/05	600.00	600.00	$2.00	$1,200.00												$1,200.00	$1,200.00
Iron County	ML	50546	Iron, UT		12/01/05	640.00	640.00	$2.00	$1,280.00												$1,280.00	$1,280.00
Iron County	ML	50547	Iron, UT		12/01/05	640.00	640.00	$2.00	$1,280.00												$1,280.00	$1,280.00
Iron County	UTU	82494	Iron, UT		03/01/05	2,455.57	2,455.57	$2.00	$4,912.00			$4,912.00										$4,912.00
Iron County	UTU	84021	Garfield, UT		11/01/05															$0.00		$0.00
Iron County	ML	84296	Iron, UT		04/01/05	40.00	40.00	$2.00	$80.00				$80.00									$80.00
Iron County	UTU	87790	Iron,UT		04/01/10	1,762.36	1,762.36	$1.50	$2,644.50				$2,644.50									$2,644.50
Iron County	UTU	87791	Iron,UT		04/01/10	1,200.00	1,200.00	$1.50	$1,800.00				$1,800.00									$1,800.00
Iron County	FEE	UTPV0201A	Iron, UT	Clark Livestock	PAIDUP2015	6,410.00	5,865.95															$0.00
Iron County	FEE	UTPV0003A TR1	Iron, UT	Elaine G Adams	PAIDUP2015	1,371.39	685.70															$0.00
Iron County	FEE	UTPV0003A TR3	Iron, UT	Elaine G Adams	PAIDUP2015	160.00	40.00															$0.00
Iron County	FEE	UTPV0010 TR4	Iron, UT	Bertie Meachie	PAIDUP2015	240.00	120.00															$0.00
Iron County	FEE	UTPV0010 TR2	Iron, UT	Bertie Meachie	PAIDUP2015	80.00	20.00															$0.00
Iron County	FEE	UTPV0010 TR7	Iron, UT	Lewis Bumer & Barbara U Bergstrom	PAIDUP2015	120.00	30.00															$0.00
Iron County	FEE	UTPV0014 TR7	Iron, UT	Kathern & Mardel R Carlson	PAIDUP2015	120.00	10.00															$0.00
Iron County	FEE	UTPV0014 TR7	Iron, UT	Kathern & Mardel R Carlson	PAIDUP2015	80.00	6.66															$0.00
Iron County	FEE	UTPV0012 TR7	Iron, UT	Dorothy & Andrew Aguilar	PAIDUP2015	120.00	10.00															$0.00
Iron County	FEE	UTPV0026 TR1	Iron, UT	Revocable Trust of Norman Adams	PAIDUP2015	1,371.39	685.70															$0.00
Iron County	FEE	UTPV0026 TR2	Iron, UT	Revocable Trust of Norman Adams	PAIDUP2015	160.00	40.00															$0.00
Iron County	FEE	UTPV0030 TR5	Iron, UT	Harold & Donald Milne (Rolling "M" Investment Co	PAIDUP2015	160.00	60.00															$0.00
Iron County	FEE	UTPV0030	Iron, UT	Harold & Donald Milne (Rolling "M" Investment Co	PAIDUP2015	480.00	480.00															$0.00
Iron County	FEE	UTPV0034A TR1	Iron, UT	Williams Land Company, LTD	PAIDUP2015	2,495.67	2,495.67															$0.00
Iron County	FEE	UTPV0034A TR2	Iron, UT	Williams Land Company, LTD	PAIDUP2015	320.00	160.00															$0.00
Iron County	FEE	UTPV0034A TR3	Iron, UT	Williams Land Company, LTD	PAIDUP2015	40.00	40.00															$0.00
Iron County	FEE	UTPV0036 TR2	Iron, UT	Carry Enterprises	PAIDUP2015	225.43	112.72															$0.00
Iron County	FEE	UTPV0306A	Iron, UT	Michael J & Christie McDonnell	PAIDUP2015	39.99	20.00															$0.00
Iron County	FEE	UTPV0306A	Iron, UT	Cheryl Reese Lynb	PAIDUP2015	40.01	20.01															$0.00
Iron County	FEE	UTPV0307A	Iron, UT	Eddie & Charlie Stratton / Paul Meagy (bought 80 acres)	PAIDUP2015	485.07	485.07															$0.00
Iron County	FEE	UTPV0308A	Iron, UT	Vadna Dean & Roy Everett Rule	PAIDUP2015	120.00	120.00															$0.00
Iron County	FEE	UTPV0309A	Iron, UT	Alan Pate & Sandra L Grance	PAIDUP2015	39.99	20.00															$0.00
Iron County	FEE	UTPV0310A	Iron, UT	Nancy Clark	PAIDUP2015	40.00	40.00															$0.00

** Note that rentals are due by the last day of the month preceeding the Due Date Month

Exhibit "B" to the Letter Agreement
Monthly Rental

PROSPECT		LEASE	COUNTY	Fee Lease Name	DUE DATE	GROSS ACRES	NET ACRES	Rental $ Per Acre	TOTAL Rental Amount	JAN RENTAL	FEB RENTAL	MAR RENTAL	APR RENTAL	MAY RENTAL	JUN RENTAL	JUL RENTAL	AUG RENTAL	SEP RENTAL	OCT RENTAL	NOV RENTAL	DEC RENTAL	TOTAL RENTALS
Iron County	FEE	UTPV311A TR1	Iron, UT	Naomi B Hamilton	PAID UP 2015	80.00	40.00															$0.00
Iron County	FEE	UTPV311A TR2	Iron, UT	Naomi B Hamilton	PAID UP 2015	60.00	15.00															$0.00
Iron County	FEE	UTPV311B TR1	Iron, UT	Yvonne Hamilton	PAID UP 2015	80.00	40.00															$0.00
Iron County	FEE	UTPV311B TR2	Iron, UT	Yvonne Hamilton	PAID UP 2015	60.00	15.00															$0.00
Iron County	FEE	UTPV312A	Iron, UT	Harold T & Deborah Nelson	PAID UP 2015	80.00	53.34															$0.00
Iron County	FEE	UTPV313B	Iron, UT	Preston & Victoria Nelson / Trustees of the Nelson Valley Trust	PAID UP 2015	80.00	26.66															$0.00
Iron County	FEE	UTPV313A TR1	Iron, UT	Norman Adams	PAID UP 2015	80.00	80.00															$0.00
Iron County	FEE	UTPV313A TR2	Iron, UT	Norman Adams	PAID UP 2015	160.00	80.00															$0.00
Iron County	FEE	UTPV313A TR3	Iron, UT	Norman Adams	PAID UP 2015	160.00	80.00															$0.00
Iron County	FEE	UTPV314A	Iron, UT	Ned S & Georgiana R Solomon	PAID UP 2015	39.99	20.00															$0.00
Iron County	FEE	UTPV315	Iron, UT	Williams Land Company, LTD	PAID UP 2015	160.00	160.00															$0.00
Iron County	FEE	UTPV316	Iron, UT	Philip K & Barbara Boyce Harvey	PAID UP 2015	20.00	20.00															$0.00
Iron County	FEE	UTPV317	Iron, UT	Donna D Mathews Survivors Trust	PAID UP 2015	40.00	40.00															$0.00
Iron County	FEE	UTPV318	Iron, UT	Pamela Cramer / Trustee for Computer Service of Southern Utah	PAID UP 2015	240.03	240.03															$0.00
Iron County	FEE	UTPV319	Iron, UT	Marilyn Goldsmith & Madge Lee	PAID UP 2015	20.00	20.00															$0.00
Iron County	FEE	UTPV320	Iron, UT	Wesley D Webb	PAID UP 2015	20.00	20.00															$0.00
Iron County	FEE	UTPV321A	Iron, UT	Jane Ellen Solomon	PAID UP 2015	42.88	21.44															$0.00
Iron County	FEE	UTPV322A	Iron, UT	Keith B & Alice Guymon	PAID UP 2015	80.00	40.00															$0.00
Iron County	FEE	UTPV322B	Iron, UT	Keith B Guymon Trust	PAID UP 2015	80.00	20.00															$0.00
Iron County	FEE	UTPV322C	Iron, UT	Alice D Guymon Trust	PAID UP 2015	80.00	20.00															$0.00
Iron County	FEE	UTPV323	Iron, UT	Beacon Management / Matthew Harting Trustee	PAID UP 2015	100.00	100.00															$0.00
Iron County	FEE	UTPV324A TR1	Iron, UT	Forest G & Ruby R Bauer	PAID UP 2016	392.11	392.11															$0.00
Iron County	FEE	UTPV324A TR2	Iron, UT	Forest G & Ruby R Bauer	PAID UP 2016	40.00	20.00															$0.00
Iron County	FEE	UTPV324A TR3	Iron, UT	Forest G & Ruby R Bauer	PAID UP 2016	50.00	25.00															$0.00
Iron County	FEE	UTPV326A TR 2,3	Iron, UT	Williams Land Company, LTD	PAID UP 2016	1,950.00	1,950.00															$0.00
Iron County	FEE	UTPV333A TR1	Iron, UT	Williams Land Company, LTD	PAID UP 2016	320.00	96.00															$0.00
Iron County	FEE	UTPV336A	Iron, UT	Bauer Family Revocable Trust	PAID UP 2016	746.60	248.87															$0.00
Iron County	FEE	UTPV336B	Iron, UT	Allen A & Marilyn K Bauer Family Trust	PAID UP 2016	746.60	247.87															$0.00
Iron County	FEE	UTPV337	Iron, UT	The Valley Stratton Family Trust	PAID UP 2016	40.00	40.00															$0.00
Iron County	FEE	UTPV338A TR2	Iron, UT	Lewis Sumner & Barbara U Bergstrom	PAID UP 2016	160.00	40.00															$0.00
Iron County	FEE	UTPV037C TR2	Iron, UT	Dorothy Aguilar	PAID UP 2016	160.00	13.33															$0.00
Iron County	FEE	UTPV338A TR3	Iron, UT	Lewis Sumner & Barbara U Bergstrom	PAID UP 2016	1,520.00	380.00															$0.00
Iron County	FEE	UTPV038B TR3	Iron, UT	Kathern & Mendel R Carson	PAID UP 2016	1,600.00	133.28															$0.00
Iron County	FEE	UTPV038C TR3	Iron, UT	Dorothy Aguilar	PAID UP 2016	1,600.00	133.33															$0.00
Iron County	FEE	UTPV339	Iron, UT	Marion Corry / Executrix for Arvis S Stratton	PAID UP 2016	160.00	160.00															$0.00
Iron County	FEE	UTPV340A	Iron, UT	Carl and Marjorie Evans	PAID UP 2016	80.00	40.00															$0.00
Iron County	FEE	UTPV341	Iron, UT	Carl and Marjorie Evans	PAID UP 2016	812.24	812.24															$0.00
Iron County	FEE	UTPV342	Iron, UT	Wingspan Exchanges LLC	PAID UP 2016	120.00	120.00															$0.00
Iron County	FEE	UTPV343	Iron, UT	Clark Livestock	PAID UP 2016	319.00	319.00															$0.00
Iron County	FEE	UTPV344A TR1	Iron, UT	Gertrude Benson	PAID UP 2016	237.05	118.53															$0.00
Iron County	FEE	UTPV344D TR2	Iron, UT	Gertrude Benson	PAID UP 2016	207.41	51.85															$0.00
Iron County	FEE	UTPV344E TR2	Iron, UT	Yvonne Hamilton	PAID UP 2016	207.41	25.93															$0.00
Iron County	FEE	UTPV344F TR2	Iron, UT	Naomi B Hamilton	PAID UP 2016	207.41	25.93															$0.00
Iron County	FEE	UTPV344H TR2	Iron, UT	Bertie Meadville	PAID UP 2016	207.41	51.85															$0.00
Iron County	FEE	UTPV344I TR3	Iron, UT	Gertrude Benson	PAID UP 2016	200.16	100.08															$0.00

** Note that rentals are due by the last day of the month preceeding the Due Date Month

Exhibit "B" to the Letter Agreement
Monthly Rental

PROSPECT		LEASE	COUNTY	Fee Lease Name	DUE DATE	GROSS ACRES	NET ACRES	Rental $ Per Acre	TOTAL Rental Amount	JAN RENTAL	FEB RENTAL	MAR RENTAL	APR RENTAL	MAY RENTAL	JUN RENTAL	JUL RENTAL	AUG RENTAL	SEP RENTAL	OCT RENTAL	NOV RENTAL	DEC RENTAL	TOTAL RENTALS
Iron county	FEE	UTPV044J TR3	Iron, UT	Yvonne Hamilton	PAID UP 2016	200.16	25.02															$0.00
Iron county	FEE	UTPV044K TR3	Iron, UT	Naomi B Hamilton	PAID UP 2016	200.16	25.02															$0.00
Iron county	FEE	UTPV045A TR1	Iron, UT	Richard & Patricia Clark LLC	PAID UP 2016	40.00	10.00															$0.00
Iron county	FEE	UTPV045B TR1	Iron, UT	Robert & Donna Jean Clark	PAID UP 2016	40.00	10.00															$0.00
Iron county	FEE	UTPV045D TR2	Iron, UT	Richard & Patricia Clark LLC	PAID UP 2016	25.20	6.30															$0.00
Iron county	FEE	UTPV045E TR2	Iron, UT	Robert & Donna Jean Clark	PAID UP 2016	25.20	6.30															$0.00
Iron county	FEE	UTPV045G TR3	Iron, UT	Richard & Patricia Clark LLC	PAID UP 2016	120.00	60.00															$0.00
Iron county	FEE	UTPV045H TR3	Iron, UT	Robert & Donna Jean Clark	PAID UP 2016	120.00	60.00															$0.00
Iron county	FEE	UTPV045I TR4	Iron, UT	Richard & Patricia Clark LLC	PAID UP 2016	29.00	7.25															$0.00
Iron county	FEE	UTPV045J TR4	Iron, UT	Robert & Donna Jean Clark	PAID UP 2016	29.00	7.25															$0.00
Iron county	FEE	UTPV046A TR2	Iron, UT	Yvonne Hamilton	PAID UP 2016	160.00	40.00															$0.00
Iron county	FEE	UTPV046B TR2	Iron, UT	Naomi B Hamilton	PAID UP 2016	160.00	40.00															$0.00
Iron county	FEE	UTPV047A TR3	Iron, UT	Yvonne Hamilton	PAID UP 2016	160.00	40.00															$0.00
Iron county	FEE	UTPV047B TR3	Iron, UT	Naomi B Hamilton	PAID UP 2016	160.00	40.00															$0.00
Iron county	FEE	UTPV047D TR3	Iron, UT	Bettie Meadville	PAID UP 2016	160.00	30.00															$0.00
Iron county	FEE	UTPV048A TR4	Iron, UT	Yvonne Hamilton	PAID UP 2016	352.59	88.15															$0.00
Iron county	FEE	UTPV048B TR4	Iron, UT	Naomi B Hamilton	PAID UP 2016	352.59	88.15															$0.00
Iron county	FEE	UTPV048D TR4	Iron, UT	Bettie Meadville	PAID UP 2016	352.59	88.15															$0.00
Iron county	FEE	UTPV049A TR1	Iron, UT	Yvonne Hamilton	PAID UP 2016	200.48	50.12															$0.00
Iron county	FEE	UTPV049B TR1	Iron, UT	Naomi B Hamilton	PAID UP 2016	200.48	50.12															$0.00
Iron county	FEE	UTPV050A	Iron, UT	Richard L & Joan D Glanz	PAID UP 2016	960.00	480.00															$0.00
Iron county	FEE	UTPV050B	Iron, UT	Toddy Glanz	PAID UP 2016	960.00	480.00															$0.00
Iron county	FEE	UTPV051A TR1	Iron, UT	Donald Ray & Gloria S Lyman	PAID UP 2016	600.00	600.00															$0.00
Iron county	FEE	UTPV051B TR2	Iron, UT	Donald Ray & Gloria S Lyman	PAID UP 2016	480.00	240.00															$0.00
Iron county	FEE	UTPV055A TR1	Iron, UT	Alan B. & Ethnie Daly	PAID UP 2016	228.50	228.50															$0.00
Iron county	FEE	UTPV055A TR2	Iron, UT	Alan B. & Ethnie Daly	PAID UP 2016	200.00	150.00															$0.00
Iron county	FEE	UTPV055A TR3	Iron, UT	Alan B. & Ethnie Daly	PAID UP 2016	100.00	50.00															$0.00
				21,284.46		50,683.33	38,786.54		$29,532.50	$0.00	$0.00	$7,734.00	$4,524.50	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$17,274.00	$29,532.50

** Note that rentals are due by the last day of the month preceeding the Due Date Month